Registration Nos. 033-98276
                                                                      811-09090


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

         Pre-Effective Amendment No. ___                          [ ]

         Post-Effective Amendment No. 8                           [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]

         Amendment No. 8                                          [X]




                        THE AMERISTOCK MUTUAL FUND, INC.
               (Exact name of registrant as specified in charter)

 -------------------------------------------------------------------------------

                     P.O. Box 6919, Moraga, California 94570
                    (Address of principal executive offices)

                  Registrant's Telephone Number: (925) 376-3490

 -------------------------------------------------------------------------------

           Nicholas D. Gerber, P.O. Box 6919, Moraga, California 94570
                     (Name and address of agent for service)

                                    Copy to:

                             Michael J. Meaney, Esq.
                  McDonald, Hopkins, Burke & Haber Co., L.P.A.
     2100 Bank One Center, 600 Superior Avenue, East, Cleveland, Ohio 44114

  It is proposed that this filing will become effective (check appropriate box)

            ______ immediately upon filing pursuant to paragraph (b)

               X   on October 15, 2001 pursuant to paragraph (b)
            ------

            ______ 60 days after filing pursuant to paragraph (a)

            ______ on (date) pursuant to paragraph (a) of Rule 485

            ______ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

            ______ on (date) pursuant to paragraph (a)(2) of Rule 485

                                   Prospectus
                          Ameristock Mutual Fund, Inc.
                      Ameristock Large Company Growth Fund
                          Ameristock Focused Value Fund

                                  P.O. Box 6919
                                Moraga, CA 94570
                                 (800) 394-5064
                               www.ameristock.com


                 Minimum Investment:                  $1,000
                 Sales Charge:                        None, 100% no-load
                 12b-1 Fee:                           None
                 Redemption Fee:
                    Ameristock Mutual Fund, Inc.:     None
                    Ameristock Large Company
                     Growth Fund:                     None
                    Ameristock Focused Value Fund     1.00% if shares redeemed
                                                      within 3 years of purchase

Ameristock Mutual Fund, Inc. is a mutual fund with an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities.

Ameristock Large Company Growth Fund is a mutual fund with an investment objective of seeking capital appreciation. This Fund pursues its objective by investing principally in common stock of large capitalization companies headquartered in the United States.

Ameristock Focused Value Fund is a mutual fund with an investment objective of seeking capital appreciation. This Fund pursues its objective by investing principally in common stock of companies of all sizes headquartered in the United States.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                October 15, 2001

                                TABLE OF CONTENTS

              Risk/Return Summary - Ameristock Mutual
              Fund, Inc.........................................2
              Risk/Return Summary - Ameristock Large
              Company Growth Fund...............................4
              Risk/Return Summary - Ameristock Focused
              Value Fund........................................5
              Fees and Expenses.................................8
              How to Buy Shares.................................9
              How to Redeem Shares.............................10
              Net Asset Value..................................12
              Investment Management............................12
              Dividends and Taxes..............................13
              Other Information................................14
              Financial Highlights.............................15

RISK/RETURN SUMMARY - AMERISTOCK MUTUAL FUND, INC.

Investment Objective

The investment objective of Ameristock Mutual Fund, Inc. is to seek total return through capital appreciation and current income by investing primarily in equity securities.

Principal Investment Strategies

Ameristock Mutual Fund, Inc. pursues its investment objective principally by investing in common stock of large capitalization companies headquartered in the United States. Generally, a large capitalization company is one with a market capitalization of at least $15 billion. To achieve the current component of this Fund's investment objective, the Fund invests primarily in large capitalization companies which pay dividends.

This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other large capitalization companies will be considered attractive investments. However, to a lesser extent the Fund will often also invest in large capitalization "growth" stocks in order to be represented in that portion of the stock market. The Fund will sell a stock when the Fund investment adviser decides that it no longer meets the investment criteria described above.

Under normal market conditions, this Fund will invest at least 80% of the value of its total assets in common stock of large capitalization companies headquartered in the United States. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. If the Fund does so, the Fund may not achieve its investment objective.

Principal Risks

Investment in Ameristock Mutual Fund, Inc. is subject to the following principal risks:

        o The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

        o The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

        o Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

        o There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing.

        o "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

        o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Bar Chart and Performance Table

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for a one-year period and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          AMERISTOCK MUTUAL FUND, INC.

                                   [Bar Chart]

            1996         1997         1998         1999         2000
           27.59%       32.86%       31.98%        2.73%       20.70%

* The Fund's return for the nine-month period ended September 30, 2001 was -5.74%.

High and Low Quarterly Returns. During the life of the Fund through December 31, 2000, the highest return for a quarter was 19.10% (quarter ending December 31, 1998) and the lowest return for a quarter was -8.18% (quarter ending September 30, 1999).

      Average  Annual Total  Returns
      (for the periods ending           Past           Past
      December 31, 2000)                One Year       Five Years       Since Inception(1)
      ------------------                --------       ----------       ---------------

      Ameristock Mutual Fund, Inc.        20.70%           22.61%           24.12%

      S & P 500 (2)                       -9.10%           18.32%           19.30%

(1)  Since inception date of August 31, 1995.

(2) The S & P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.


RISK/RETURN SUMMARY - AMERISTOCK LARGE COMPANY GROWTH FUND

Investment Objective

The investment objective of Ameristock Large Company Growth Fund is to seek capital appreciation.

Principal Investment Strategies

Ameristock   Large  Company  Growth  Fund  pursues  its   investment   objective
principally by investing in common stock of large capitalization companies headquartered in the United States. Generally, a large capitalization company is one with a market capitalization of at least $15 billion.

This Fund emphasizes a "growth" style of investing. In selecting common stocks, the Fund will seek to invest in companies which the Adviser believes have the potential for superior long term capital appreciation due to accelerated earnings or revenue growth. The Fund will sell a stock when the Fund's investment adviser decides that it no longer meets these investment criteria.

Under normal market conditions, this Fund will invest at least 80% of the value of its total assets in common stock of large capitalization companies headquartered in the United States. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. If the Fund does so, the Fund may not achieve its investment objective.

This Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, thus resulting in a higher "portfolio turnover" rate than other mutual funds. A higher portfolio turnover rate will result in (i) increased brokerage commissions payable by the Fund and
(ii) higher amounts of realized investment gain subject to the payment of taxes by shareholders, thus adversely affecting the performance of the Fund.

Principal Risks

Investment in Ameristock Large Company Growth Fund is subject to the following principal risks:

        o The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

        o The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

        o Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

        o "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

        o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Bar Chart and Performance Table

A bar chart and performance table is not provided since this Fund has not had annual returns for a full calendar year.


RISK/RETURN SUMMARY - AMERISTOCK FOCUSED VALUE FUND

Investment Objective

The investment objective of Ameristock Focused Value Fund is to seek capital appreciation.

Principal Investment Strategies

Ameristock Focused Value Fund pursues its investment objective principally by investing in common stock of companies of all sizes headquartered in the United States.

This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other companies will be considered attractive investments. This Fund may also invest in companies which the Fund's investment adviser believes are being undervalued by the securities markets due to operating losses, litigation or other circumstances which may have depressed share prices. However, to a lesser extent the Fund may also invest in stocks experiencing accelerated earnings or revenue growth ("growth stocks") when the Adviser believes that such stocks are being undervalued by the securities markets. The Fund will sell a stock when the Fund's investment adviser decides that it no longer meets these investment criteria.

This Fund also may invest in corporate debt securities of companies headquarters in the United States which the Adviser believes have the capacity for capital appreciation, either (i) because such debt securities are currently trading below par or (ii) because the Adviser believes that interest rates are about to decline. Such debt securities may be of any maturity and may include investment grade securities (those rated within the top four categories of safety according to rating service companies) as well as lower rated securities (including securities in the lowest categories of safety and even unrated securities), sometimes referred to as "junk bonds," which have speculative characteristics. The Fund will sell a corporate debt security when the Adviser believes that such security is no longer likely to appreciate in value.

Under normal market conditions, this Fund will invest at least 65% of the value of its total assets in common stock. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. If the Fund does so, the Fund may not achieve its investment objective.

This Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, thus resulting in a higher "portfolio turnover" rate than other mutual funds. A higher portfolio turnover rate will result in (i) increased brokerage commissions payable by the Fund and
(ii) higher amounts of realized investment gain subject to the payment of taxes by shareholders, thus adversely affecting the performance of the Fund.

Principal Risks

Investment in Ameristock Focused Value Fund is subject to the following principal risks:

        o The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

        o The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

        o Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

        o While this Fund invests in both smaller and larger companies, the smaller companies in which this Fund invests are especially sensitive to the factors described above due to certain characteristics of smaller companies such as absence of depth of management, insufficient funds necessary for growth or potential development and limited product or credit lines. Therefore, smaller companies may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of this Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of this Fund to above average risk.

        o There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing.

        o "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.


        o This Fund's portfolio will also be exposed to the following additional risks in connection with its investments in corporate debt securities:

                  - Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. Prices of debt securities having longer maturities are particularly susceptible to increasing interest rates. The net asset value of this Fund may decrease during periods of rising interest rates.

                  - An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, this Fund will lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

                  - Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

        o This Fund is a "non-diversified" fund. The Fund is considered "non-diversified" because, compared to other funds, a higher percentage of the Fund's assets may be invested in the shares of a limited number of companies. The Fund's portfolio securities, therefore, may be more susceptible to a decline in value as a result of any single economic, political, or regulatory occurrence than the portfolio securities of a "diversified" fund.

        o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Bar Chart and Performance Table

A bar chart and performance table is not provided since this Fund has not had annual returns for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

Shareholder Fees (fees paid directly from your investment)


                                                   Ameristock               Ameristock                Ameristock
                                                Mutual Fund, Inc.    Large Company Growth Fund    Focused Value Fund

Maximum Sales Charge (Load) Imposed on                None                     None                      None
Purchases

Maximum Deferred Sales Charge (Load)                  None                     None                      None

Redemption Fee (1)                                    None                     None                    1.00%(2)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


                                                      Ameristock               Ameristock              Ameristock
                                                   Mutual Fund, Inc.     Large Company Growth      Focused Value Fund
                                                                                  Fund

         Management Fees(3)                              0.83%                   1.00%                    1.35%

         Distribution (12b-1) Fees                       0.00%                   0.00%                    0.00%

         Other Expenses                                  0.00%(4)                0.00%                    0.00%
                                                         -----                   -----                    -----

         Total Annual Fund Operating                     0.83%                   1.00%                    1.35%
         Expenses

         (1) In addition to any redemption fee, there is a charge of $20.00 for each wire redemption.

         (2)  Payable only if shares redeemed within 3 years of purchase.

         (3) For the services of the Investment Adviser, Ameristock Mutual Fund, Inc. pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's average net assets up to $100 million and .75% of average net assets thereafter. For the services of the Investment Adviser, Ameristock Large Company Growth Fund and Ameristock Focused Value Fund pay as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% and 1.35% of average net assets, respectively. The Fund's Investment Adviser has contractually agreed to pay all operating expenses of each Fund except for brokerage, taxes, interest, non-interested director fees and extraordinary expenses.

         (4)  Amounts are less than .001%.

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 year         3 years        5 years       10 years

Ameristock Mutual Fund, Inc.                                 $ 85            $265           $460         $1,025

Ameristock Large Company Growth Fund                         $102            $318           $552         $1,223

Ameristock Focused Value Fund
         Assuming redemption of shares                       $237            $528           $739         $1,622
         Assuming no redemption of shares                    $137            $428           $739         $1,622


HOW TO BUY SHARES

Shares of each Fund are purchased at the net asset value per share (as described in "Net Asset Value" below) next determined after receipt by the Fund's Transfer Agent of your investment in proper form as described below. There are no sales charges. The minimum initial investment is $1,000 and minimum subsequent investments (excluding reinvestments of dividends and capital gains) are $100.

To purchase shares, complete and sign the Application to Buy Shares (or investment stub in the case of a subsequent purchase) and mail it, together with your check payable to Ameristock Mutual Fund, Inc., Ameristock Large Company Growth Fund or Ameristock Focused Value Fund, to:

         Mutual Shareholder Services
         8869 Brecksville Road
         Brecksville, Ohio 44141

To purchase shares by wire, transmit funds to:

         Firstar Bank, N.A.
         ABA#: 042-000-013
         For Credit to Account:  19945-6815
         Account:  Ameristock Funds
         Attention:  Marilyn Updike
         For further credit to account:      19-0302, Ameristock Mutual Fund or
                                             19-0300, Ameristock Large Company
                                                      Growth Fund or
                                             19-0301, Ameristock Focused Value
                                                      Fund

Your investment will be considered to be in "proper form" if it includes a check or wire funds transmission together with a completed Application to Buy Shares or (in the case of a subsequent purchase) a completed investment stub from a previous purchase or sale confirmation.

Each investment in a Fund, including dividends and capital gains distributions reinvested in the Fund, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. For reasons of economy and convenience, the Fund will not issue certificates for shares purchased.

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides record keeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Therefore, it may cost more for you to purchase shares through a Processing Organization than to purchase shares directly from the Fund. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. No Fund is responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Ameristock Corporation.

Each Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

HOW TO REDEEM SHARES

General

You may redeem (sell) your shares at any time. Each Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed redemption request (in accordance with the procedures described in "Redemption by Mail" or "Redemption by Telephone," below), except as described below. The redemption price per share is the net asset value determined as described under "Net Asset Value", less any applicable redemption fee as described below under "Redemption Fee". Because net asset value fluctuates, the amount received upon redemption may be more or less than the amount paid for the shares.

Where an investor requests wire payment, the Transfer Agent will normally wire the redemption proceeds the next business day by federal funds only to the bank and account designated on the Application to Buy Shares, or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank that is a member of the Federal Reserve System. The Transfer Agent currently charges a $20.00 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor's account.

Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 11 business days.

Redemption proceeds may be paid in whole or in part in securities or other property rather than in cash.

Each Fund reserves the right to suspend or postpone redemptions during any period: (i) when trading on the New York Stock Exchange is restricted, (ii) when, as a result of an emergency, it is not reasonably practicable for the Fund to dispose of, or determine the fair market value of, its net assets or (iii) as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market declines, the Fund may notify the shareholder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the shareholder.

Redemption Fee - Ameristock Focused Value Fund

A redemption fee of 1% payable to and retained by Ameristock Focused Value Fund is imposed on any redemption of shares within three years of the date of purchase. The 1% fee is imposed on the net asset value of the redeemed shares at the time of purchase. No redemption fee will be imposed on shares acquired through reinvestment of dividends or capital gain distributions or on increases in the net asset value of an investor's shares above the net asset value at the time of purchase.

In determining whether a redemption fee is applicable to a redemption, the calculation will be made in a manner that results the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of shares above the total amount of payments for the purchase of shares made during the preceding year; then of amounts representing shares purchased more than three years prior to the redemption; and finally, of amounts representing the cost of shares purchased within three years prior to the redemption.

No redemption fees are payable by shareholders of Ameristock Mutual Fund, Inc. or Ameristock Large Company Growth Fund.

Redemption by Mail

Each Fund will redeem all or any part of shares owned upon written request delivered to the Fund at:

         Ameristock Mutual Funds
         Mutual Shareholder Services
         8869 Brecksville Road
         Brecksville, Ohio 44141

The redemption request must:

        1.    Include your name and account number.

        2.    Specify the name of the Fund from which shares are to be redeemed.

        3. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed.

        4. Be signed by all owners exactly as their names appear on the account.

        5. Include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934 if (i) you change ownership of the account,
              (ii) you want the redemption proceeds sent to a different address from that registered on the account, (iii) the proceeds are to be made payable to someone other than the account owner(s), or (iv) the redemption request is for $25,000 or more. Eligible guarantor institutions include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations clearing agencies, and savings associations. A notary public is not an eligible guarantor.

In the case of shares being redeemed from an IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed; otherwise federal tax will automatically be withheld.

In the case of shares registered in the name of a corporation or other legal entity, the redemption request should be signed in the name of the corporation or entity by an officer whose title is stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished.

Redemption by Telephone

You may redeem shares by telephone by calling either Fund at (800) 394-5064. In order to use the telephone redemption procedure, a shareholder must have elected this procedure in writing, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent at least 15 days before the telephone redemption request. Neither Fund nor the Transfer Agent will be responsible for the authenticity of telephone instructions and will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account. Furthermore, you agree to hold harmless and indemnify the Fund, the Transfer Agent, and any affiliated officers, employees, directors, and agents from any losses, expenses, costs or liabilities (including attorneys' fees) that may be incurred in connection with either the written or telephone redemption procedures.

By electing the telephone redemption option, you may be giving up a measure of security that you might have if you were to redeem your shares in writing. For reasons involving the security of your account, you will be required to provide a password to verify authenticity before your instructions will be carried out, and the telephone transaction may be tape recorded.

NET ASSET VALUE

Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of a Fund is computed by dividing the value of such Fund's net assets by the total number of shares of such Fund outstanding. The Fund's investments are valued primarily on the basis of market quotations.

Each Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when such Fund does not price its shares. As a result, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem such Fund's shares.

INVESTMENT MANAGEMENT

Each Fund has retained as its investment adviser Ameristock Corporation (the "Adviser"), an investment management organization. The Adviser has acted as the investment adviser to Ameristock Mutual Fund, Inc. since its inception in 1995 and to Ameristock Large Company Growth Fund and Ameristock Focused Value Fund since their inception in 2000. The Adviser manages the investments of each Fund and is responsible for the overall management of the business affairs of each Fund. The Adviser's address is P.O. Box 6919, Moraga, California 94570.

For the services of the Investment Adviser, Ameristock Mutual Fund, Inc. pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's average net assets up to $100 million and .75% of average net assets thereafter. For the services of the Investment Adviser, Ameristock Large Company Growth Fund and Ameristock Focused Value Fund pay as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% and 1.35% of average net assets, respectively. The Adviser pays all of the operating expenses of each Fund except for brokerage, taxes, interest, non-interested directors fees and extraordinary expenses.

Nicholas D. Gerber, the President of the Adviser, has been the portfolio manager of Ameristock Mutual Fund, Inc. since its inception in 1995. Previously, Mr. Gerber was an equity portfolio manager with Bank of America. Andrew Ngim has been the co-portfolio manager of this Fund since 2000. Mr. Ngim has been a Managing Director of Ameristock Corporation since 1999 and was a benefits consultant with PriceWaterhouseCoopers from 1994 to 1999. Previously, he was employed as a stockbroker and stock analyst with a regional investment banking firm and as an investment consultant with a third party pension administrator.

The portfolio managers of Ameristock Large Company Growth Fund are Andrew Ngim and Robert Nguyen. Mr. Ngim's background is described above. Mr. Nguyen has been a Managing Principal of Ameristock Corporation since 2000 and from 1995 to 1999 was an institutional specialist at Charles Schwab and Co., Inc. Previously, Mr. Nguyen was an equity portfolio manager with Bank of America and a stockbroker and stock analyst with Morgan Stanley Dean Witter.

The portfolio managers of Ameristock Focused Value Fund are Nicholas D. Gerber and Howard Mah. Mr. Gerber's background is described above. Mr. Mah has been a tax and financial consultant in private practice since 1995 and has been a portfolio manager for the Adviser since joining the Adviser on December 26, 2000.

DIVIDENDS AND TAXES

Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in such Fund as of the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, each Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments on the Application to Buy Shares.

If you purchase shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions may be both dividends and capital gains. Generally, distributions from each Fund are expected to be primarily capital gains distributions. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

OTHER INFORMATION

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201 has been retained to act as the custodian of each Fund's investments.

Mutual Shareholder Services, 8869 Brecksville Road, Brecksville, Ohio 44141, is the transfer agent and dividend - paying agent of each Fund.

ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, is the administrator and bookkeeping and pricing agent for the Funds. ALPS Distributors, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, is the distributor for the Funds.

McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected to serve as independent certified public accountants of each Fund and, as such, audits the annual financial statements of each Fund.

McDonald, Hopkins, Burke & Haber Co., L.P.A., 2100 Bank One Center, 600 Superior Avenue, East, Cleveland, OH 44114-2653, is legal counsel to each Fund and the Adviser.

                              FINANCIAL HIGHLIGHTS
                          AMERISTOCK MUTUAL FUND, INC.

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that in investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information with respect to the fiscal years ended June 30, 2001, June 30, 2000, June 30, 1999 and June 30, 1998 has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's latest Annual Report, which is available upon request.


                                              Fiscal Year    Fiscal Year    Fiscal Year   Fiscal Year    Fiscal Year
                                                 Ended          Ended          Ended         Ended          Ended
                                              June 30, 01    June 30, 00    June 30, 99   June 30, 98    June 30, 97
Net Asset Value,
Beginning of Period                               $34.76         $38.89          $31.48       $25.06         $19.03

Income from Investment Operations
     Net Investment Income                           .59            .55             .44          .41            .52
     Net Gains (Losses) on Securities
on Securities                                       8.91          (3.92)           7.41         7.26           5.94
                                                   -----           ----            ----         ----           ----
     (realized and unrealized)
         Total from
         Investment Operations                      9.50          (3.37)           7.85         7.67           6.46
Less Distributions
     Dividends
     (from net investment income)                   (.45)          (.42)           (.22)        (.42)          (.39)
investment income)
     Distributions (from capital gains)            (1.63)          (.34)           (.22)        (.83)          (.04)
                                                  -------          -----           -----        -----          -----
     Total Distributions                           (2.08)          (.76)           (.44)       (1.25)          (.43)
     Net Asset Value, End of Period               $42.18         $34.76          $38.89       $31.48         $25.06
     Total Return                                  27.85%         (8.67)%         24.94%       30.61%         33.95%

Ratios/Supplemental Data
     Net Assets, End of Period (Millions)        $756.16         $86.66         $114.14       $12.75          $6.64
     Ratio of Expenses to
     Average Net Assets
         Prior to Reimbursement                     0.83%          0.99%           0.96%        0.95%          1.06%
         After Reimbursement                        0.83%          0.99%           0.94%        0.90%          0.56%

     Ratio of Net Income to
     Average Net Assets
         Prior to Reimbursement                     1.50%          1.51%           1.20%        1.43%          1.89%
         After Reimbursement                        1.50%          1.51%           1.22%        1.48%          2.39%

     Portfolio Turnover Rate                        5.97%         31.13%           9.22%       11.85%         21.48%


                                   Notes to Financial Statements appear in the Fund's Annual Report.

                              FINANCIAL HIGHLIGHTS
                      AMERISTOCK LARGE COMPANY GROWTH FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that in investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's latest Annual Report, which is available upon request.

                                                                     Period
                                                                     Ended
                                                                 June 30, 01(1)
             Net Asset Value,
             Beginning of Period                                     $15.00

             Income from Investment Operations
               Net Investment Income                                   (.04)
               Net Gains (Losses) on Securities on Securities
               (realized and unrealized)                              (4.15)
                                                                      ----
                   Total from
                   Investment Operations                              (4.19)
             Less Distributions
               Dividends
               (from net investment income)                            0.00
               Distributions (from capital gains)                      0.00
                                                                      -----
               Total Distributions                                     0.00
               Net Asset Value, End of Period                        $10.81
               Total Return                                          (27.93)%

             Ratios/Supplemental Data
               Net Assets, End of Period (Millions)                   $0.38
               Ratio of Expenses to
               Average Net Assets
                   Prior to Reimbursement                              1.00%*
                   After Reimbursement                                 1.00%*

               Ratio of Net Income to
               Average Net Assets
                   Prior to Reimbursement                             (0.58)%*
                   After Reimbursement                                (0.58)%*

               Portfolio Turnover Rate*                               88.12%

(1) From inception of investment activity (12/26/00)
* Annualized

        Notes to Financial Statements appear in the Fund's Annual Report.

                              FINANCIAL HIGHLIGHTS
                          AMERISTOCK FOCUSED VALUE FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that in investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's latest Annual Report, which is available upon request.


                                                                     Period
                                                                      Ended
                                                                  June 30, 01(1)
             Net Asset Value,
             Beginning of Period                                     $15.00

             Income from Investment Operations
               Net Investment Income                                   (.09)
               Net Gains (Losses) on Securities                        8.96
                                                                      -----
               (realized and unrealized)
                   Total from
                   Investment Operations                               8.87
             Less Distributions
               Dividends
               (from net investment income)                            0.00
               Distributions (from capital gains)                      0.00
                                                                      -----
               Total Distributions                                     0.00
               Net Asset Value, End of Period                        $23.87
               Total Return                                           59.13%

             Ratios/Supplemental Data
               Net Assets, End of Period (Millions)                   $2.50
               Ratio of Expenses to
               Average Net Assets
                   Prior to Reimbursement                              1.35%*
                   After Reimbursement                                 1.35%*

               Ratio of Net Income to
               Average Net Assets
                   Prior to Reimbursement                             (0.80)%*
                   After Reimbursement                                (0.80)%*

               Portfolio Turnover Rate*                               29.80%

(1) From inception of investment activity (12/26/00)
* Annualized

        Notes to Financial Statements appear in the Fund's Annual Report.

                            Ameristock Privacy Policy

In the course of doing business with Ameristock Corporation, its affiliates and the Ameristock Funds, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.



Collection of Customer Information

You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.



Disclosure of Customer Information

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the Ameristock family of companies in the course of providing or offering products and services to best meet your needs. We may also share that information with companies that perform services for Ameristock. When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.



Security of Customer Information

We require Ameristock's service providers to maintain physical, electronic, and procedural safeguards to protect your personal information.











                   (This page is not part of the Prospectus.)

                          AMERISTOCK MUTUAL FUND, INC.
                      AMERISTOCK LARGE COMPANY GROWTH FUND
                          AMERISTOCK FOCUSED VALUE FUND

A Statement of Additional Information ("SAI") dated October 15, 2001 is incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Funds at (800) 394-5064 or visit the Funds' Internet site at http://www.ameristock.com.

Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can call 202-942-8090 for information on the Public Reference Room's operations and copying charges.

         Ameristock Mutual Funds               Administrator and Bookkeeping and
         P.O. Box 6919                         Pricing Agent
         Moraga, California 94570              ALPS Mutual Fund Services, Inc.
                                               370 17th Street, Suite 3100
         Investment Adviser                    Denver, Colorado  80202
         Ameristock Corporation
         P.O. Box 6919
         Moraga, California 94570

         Custodian                             Distributor
         Firstar Bank, N.A.                    ALPS Distributors, Inc.
         425 Walnut Street 370                 17th Street, Suite 3100
         Cincinnati, Ohio  45202               Denver, Colorado  80202

         Transfer Agent
         Mutual Shareholder Services
         8869 Brecksville Road, Suite C
         Brecksville, Ohio  44141

         Legal Counsel
         McDonald, Hopkins, Burke & Haber Co., L.P.A.
         2100 Bank One Center
         600 Superior Avenue, East
         Cleveland, Ohio  44114

         Independent Auditor
         McCurdy & Associates CPAs, Inc.
         27955 Clemens Road
         Westlake, Ohio 44145

Investment Company Act File Nos.:
         Ameristock Mutual Fund, Inc.:                        811-09090
         Ameristock Large Company Growth Fund:                811-10141
         Ameristock Focused Value Fund:                       811-10141

                          AMERISTOCK MUTUAL FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 15, 2001


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Ameristock Mutual Fund, Inc. (the "Fund") dated October 15, 2001. Information from the Fund's latest annual report is incorporated by reference in this Statement of Additional Information. The Prospectus and this Statement of Additional Information omit certain information contained in the Fund's registration statement filed with the SEC. You may inspect copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information at the Public Reference Room of the SEC at 450 5th Street, N.W., Washington, D.C. 20549, or obtain copies from the SEC by paying the charges prescribed under its rules and regulations. It is also available on the SEC's internet website at http://www.sec.gov. To obtain a copy of the Fund's Prospectus and Annual Report, without charge, please write to the Fund at P.O. Box 6919, Moraga, CA 94570 or call (800) 394-5064.


                                TABLE OF CONTENTS


         Investments and Risks........................................2
         Management Agreement.........................................7
         Management of the Fund ......................................8
         Ownership of Shares..........................................10
         Portfolio Turnover...........................................10
         Portfolio Transactions and Brokerage.........................11
         Share Redemptions............................................11
         Distributor..................................................12
         Taxation of the Fund.........................................12
         Performance Information .....................................12
         Additional Information.......................................14
         Financial Statements.........................................14

                              INVESTMENTS AND RISKS


Classification

         The Fund is a diversified, open-end management investment company.

Information on the Fund's Investments

     The Fund has an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities. The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading "Risk/Return Summary - Ameristock Mutual Fund, Inc."

     Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

     Securities Lending. Securities lending allows the Fund to retain ownership of the securities loaned out, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will only be made to parties which have been rated within the two highest grades assigned by Standard & Poor's or Moody's, or which have been determined by the Investment Adviser to be of equivalent quality. Furthermore, securities will only be lent if, in the judgment of the Investment Adviser, the consideration to be earned from such loans justify the risk.

     The Investment Adviser understands that it is the current view of the Securities and Exchange Commission (SEC) staff that the Funds may engage in loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalent (e.g., U.S. Treasury bills or notes) from a borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Investment Adviser determines the liquidity of the Fund's investments and, through reports from the Investment Adviser, the Board of Directors monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Investment Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). The Fund may not invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities.

     Foreign Exposure. The Fund may invest in (i) stocks of U.S. headquartered companies having substantial foreign operations or (ii) foreign stocks. These stocks involve certain inherent risks that are different from those of other companies, including political or economic instability of the foreign country or countries, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, these stocks may be subject to greater price fluctuations than securities of other companies.

     Options. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security or index (in the case of a call option) or to sell a specified security or index (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The Fund may write a call or put option only if the option is "covered". This means so long as the Fund is obligated as the writer of a call option, it will hold the underlying security subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as on the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold.

     The Fund's purchase of a put option on a security might be designated to protect its holdings in the underlying instrument (or, in some cases a similar instrument) against substantial declines in the market value by giving the Fund the right to sell such instrument at the option exercise price. The Fund's purchase of a call option on a security or index might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The value of the underlying securities on which the options may be written at any one time will not exceed 15% of the Fund's total assets. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of the Fund's total assets at the time of purchase.

     Even though the Fund will receive the option premium to help protect it against a loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     Futures. The Fund's use of options and financial futures thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes. Typically, maintaining a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified asset (initial margin) which is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation or maintenance margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential variation or maintenance margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into offsetting transactions but there can be no assurance that the position can be offset prior to settlement at an advantageous price, not that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the value of the face amount of the open futures contracts and options thereon would exceed 25% of the Fund's total assets.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position was closed, which could result in a decrease in the Fund's net asset value. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption or normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Segregated Accounts. Futures contracts, options, and options on futures contracts require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

     Fixed Income Securities. The Fund may invest in fixed income securities (bank certificates of deposit, bank checking account, and U.S. Government and Agency obligations). All of the Fund's fixed income securities must be rated within the top three categories of safety according to rating service companies like Standard & Poor's, Moody's, Fitch, or Duff & Phelps at the time of the investment or, if not rated, must then be determined by the Investment Adviser to be of comparable quality. Fixed income securities prices fluctuate inversely with interest rate movements. The Fund intends to hold only short term fixed income instruments (less than 1 year) which should help alleviate price fluctuations. Other fixed income risk factors include default risk.

     Other Investment Companies. The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. The Fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. To the extent that the Fund invests in other investment companies, an investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying investment companies in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

     Lending of Portfolio Securities. For incremental income purposes, the Fund may lend its portfolio securities constituting up to 30% of its net assets to U.S. or foreign banks or broker/dealers which have been rated within the two highest grades assigned by Standard & Poor's or Moody's or which have been determined by the Investment Adviser to be of equivalent quality. The Investment Adviser is responsible for monitoring compliance with this rating standard during the term of any securities lending agreement. With any loan of portfolio securities, there is a risk that the borrowing institution will fail to redeliver the securities when due. However, loans of securities by the Fund will be fully collateralized at all times by at least 100% of the current market value of the lent securities.

Policies

     Unless otherwise noted, whenever an investment policy states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such a standard or percentage will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment objectives and policies.

     The Fund's fundamental investment policies cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. The following are the fund's fundamental investment policies set forth in their entirety. The Fund may not:

                    1) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

                    2) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets at market to be invested in the securities of such issuer (other than obligations of the United States government and its instrumentalities);

                    3) purchase the securities of an issuer if, as a result the Fund would own more than 10% of the outstanding voting securities of such issuer;

                    4) issue senior securities, except as permitted under the Investment Company Act of 1940;

                    5) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including weekends or holidays) to the extent necessary to comply with the 33 1/3% limitation;

                    6) act as an underwriter of securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

                    7) make loans, although the Fund may invest in debt securities and lend portfolio securities;

                    8) invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities;

                    9) (a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities), (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin.

                    10) purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.

                    11) invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years operation (including predecessors).

                    12) invest more than 5% of its assets (valued at time of investment) in securities that are not marketable.

                    13) make loans, except the Fund may (i) purchase and hold debt securities in accordance with its investment objective and policies, and (ii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

     The forgoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used in the Statement of Additional Information, a majority of the Fund's outstanding voting securities means the lessor of (a) more than 50% of the Fund's outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.

MANAGEMENT AGREEMENT

     The Fund's investment adviser is Ameristock Corporation, P.O. Box 6919, Moraga, California 94570 (the "Investment Adviser"). Under the Management Agreement with the Fund, the Investment Adviser acts as Investment Adviser and, subject to the supervision of the Board of Directors, directs the investments of the Fund in accordance with the Fund's investment objective, policies, and limitations. The Investment Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and compensates all officers of the Fund, all Directors who are "interested persons" of the Fund or the Investment Adviser, and all personnel of the Fund or of the Investment Adviser performing services relating to research, statistical, and investment activities.

     The Adviser pays all operating expenses of the Fund except for brokerage, taxes, interest, non-interested director's fees, and extraordinary expenses (including, without limitation, litigation and indemnification costs and expenses).

     For the services of the Investment Adviser, the Fund pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's average net assets up to $100 million and .75% of average net assets thereafter. For the fiscal years ended June 30, 2001, 2000 and 1999, the Fund paid fees to the Investment Adviser in the amounts of $2,196,432, $991,317 and $470,987, respectively.

     ALPS Mutual Funds Services, Inc. 370 17th Street, Suite 3100, Denver, Colorado 80202 ("ALPS Services") performs certain administrative services to the Fund pursuant to an Administration Agreement between ALPS Services and the Fund. These services include assisting in maintaining office facilities, furnishing clerical services, compiling data for, preparing and filing certain notices to the Securities and Exchange Commission, coordinating execution and filing of tax returns by the Fund's independent accountant, assisting with the preparation of reports to the Fund's shareholders and registration statements for the Fund, monitoring expense accruals and payment of expenses on proper authorization from the Fund, monitoring the Fund's status as a regulated investment company, maintaining the Fund's fidelity bond, monitoring compliance with the policies and limitations of the Fund as set forth in the Prospectus and Statement of Additional Information and generally assisting in the Fund's operations. ALPS Services also acts as bookkeeping and pricing agent for the Fund pursuant to a Fund Accounting and Services Agreement between ALPS Services and the Fund. All of the fees and expenses payable to ALPS Services under such agreements and to ALPS Distributors, Inc. under the Distribution Agreement (see "Distribution" below) are paid by the Investment Adviser pursuant to a Combined Fee Agreement.

MANAGEMENT OF THE FUND

     The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the business address for each Director and Officer is P.O. Box 6919, Moraga, CA 94570, which is also the address of the Investment Adviser. Those Directors who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with either the Fund or with the Investment Adviser are indicated by an asterisk (*).

                                                Position Held               Principal Occupation
Name and Age                                      with Fund                 for Last Five Years
---------------------------------- ---------------------------------------- ------------------------------------------------
---------------------------------- ---------------------------------------- ------------------------------------------------

Nicholas D. Gerber* (39)           Chairman, President and Director         President Ameristock Corporation,  Portfolio
                                                                            Manager of the Fund. Portfolio Manager with
                                                                            Bank of America  helping to manage over $250
                                                                            million in commingled and mutual fund accounts
                                                                            (1993-1995).

Steven A. Wood (52)                Director                                 Chief Economist, Financial Oxygen (capital
                                                                            markets technology company) since February,
                                                                            2001.  Senior Economist, Bank of America
                                                                            Securities (1985-2000)

Andrew Ngim* (41)                  Director                                 Managing Director, Ameristock Corporation,
                                                                            since 1999.  Benefits Consultant with
                                                                            PriceWaterhouseCoopers (1994-1999).

Stephen J. Marsh (48)              Director                                 Vice-President with FMV Opinions, Inc.
                                                                            (1998-Present). Managing Director, The Mentor
                                                                            Group (1991-1998).

Alev Efendioglu, PhD. (59)         Director                                 Professor of Management and Small Business
                                                                            Institute Director, McLaren School of
                                                                            Business, University of San Francisco
                                                                            (1977-Present).

Howard Mah                         Secretary                                Portfolio Manager, Ameristock Focused Value
                                                                            Fund, since 2000.  Previously a tax and
                                                                            financial consultant in private practice.



     The Directors of the Fund who are employees or Directors of the Investment Adviser receive no remuneration from the Fund. Each of the non-interested Directors is paid $3,000 for each Board meeting he attends and is reimbursed for the expenses of attending meetings. Compensation paid to non-interested Directors for the last fiscal year of the Fund is set forth below.

                                  Aggregate            Pension or             Estimated                 Total
                              Compensation From        Retirement          Annual Benefits          Compensation
  Director                        the Fund              Benefits           upon Retirement        Paid to Directors
-------------------------------------------------------------------------------------------------------------------

Alev Efendioglu, Ph.D.              $900                   $0                    $0                     $900
Stephen J. Marsh                    $900                   $0                    $0                     $900
Steven A. Wood*                      $ 0                   $0                    $0                      $ 0

* Steven A. Wood was elected director of the Fund effective July 1, 2001.

     The Fund, the Investment Adviser and ALPS Distributors, Inc. each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Fund's Code of Ethics permits personnel subject to the Code to invest in securities that may be purchased or held by the Fund, except that (i) such person may not purchase or sell any security on a day during which, to his knowledge, the Fund has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn and (ii) no portfolio manager of the Fund shall buy or sell a security within at least seven calendar days before or after the Fund trades in that security.

OWNERSHIP OF SHARES

     The following persons were known by the Fund to be holders of record or beneficially of 5% or more of the Fund as of September 6, 2001:

Name and Address                                                 Percentage Held

National Financial Services*                                            19.78%
1 World Trade Center
200 Liberty Street
New York, NY  10281

Charles Schwab & Co., Inc.*                                             53.16%
9601 E. Panorama Circle
Mail Stop DEN2-02-052
Englewood, CO  80112

National Investors Services Corp.*                                      5.65%
56 Water Street
New York, NY  10041

         * Share held in "street name" for the benefit of others.

     As of September 6, 2001, all Officers and Directors as a group beneficially owned less than 1% of the outstanding shares of the Fund.


PORTFOLIO TURNOVER

     A greater rate of portfolio turnover may be experienced during periods of marketplace volatility which necessitates more active trading. A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed. For the fiscal years ended June 30, 2001 and 2000, the Fund's turnover was 5.97% and 31.1%, respectively. Portfolio turnover was higher in the June 30, 2000 fiscal year due to higher shareholder redemptions of Fund shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rate are made by the Investment Adviser. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

     In selecting a broker to execute each transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis.
Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified, determined in good faith by the Investment Adviser, by other aspects of the portfolio execution services offered such as research, economic data, and statistical information about companies and industries, non-inclusive.

The Ameristock Mutual Fund, Inc. paid brokerage commissions in the amounts of $150,002, $28,000 and $2,000 for the fiscal years ended June 30, 2001, 2000 and
1999, respectively.

SHARE REDEMPTIONS

     The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or
(b) during which trading on the New York Stock Exchange is restricted; for any period during which an emergency exists as a result of (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

     The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

     The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

DISTRIBUTOR

Shares of the Fund are offered continuously on a best-efforts basis by ALPS Distributors, Inc., a registered NASD broker-dealer ("ALPS"). The address of ALPS is 370 17th Street, Suite 3100, Denver, Colorado 80202. Pursuant to the Distribution Agreement between the Fund and ALPS, ALPS has agreed to hold itself available to receive orders for the purchase of the Fund's shares, to accept such orders on behalf of the Fund and to promptly transmit such orders to the Fund's transfer agent. ALPS does not receive any commissions or other compensation for the sale of share of the Fund other than the compensation paid by the Investment Advisor to ALPS pursuant to the Combined Fee Agreement. ALPS is not obligated to sell any certain number of shares.

TAXATION OF THE FUND

     The Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification as a regulated investment company will result in the Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

     Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes.

PERFORMANCE INFORMATION

     From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. The Fund may also compare its performance figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to, the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Price Index (the "S&P 500"), the various NASDAQ indices, and the Wilshire 5000. In addition, the Fund may compare its performance to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Ibbotsen Associates, Value Line Mutual Fund Survey, and other independent organizations. Also, the Fund may refer to its ratings and related analysis supporting the ratings from these or other independent organizations.

     From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market or certificate of deposit accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time advertising materials for the Fund may refer to, or include commentary by the Fund's portfolio manager, Nicholas D. Gerber, relating to his investment strategy, asset growth of the Fund, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, including information provided by the Social Security Administration, and may refer to the approximate number of then current Fund shareholders.

     The Fund may compare its performance to various capital markets such as common stocks, long-term government bonds, Treasury bills, and the U.S. rate of inflation as these figures are provided by Ibbotsen Associates and other independent organizations. The Fund may also use the performance of these capital markets in order to demonstrate general risk versus reward investment scenarios. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

     The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares may be more or less than their original cost.

     Total returns quoted in advertising reflect all aspects of the Fund's return including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, the Fund's performance is not consistent over time, but changes from year to year, and that average annual returns represent figures as opposed to the actual year-to-year performance of the Fund. The formula for determining annual average total return expressed as a percentage is:

         T        = (ERV/P) 1/n - 1
                        Where:
                            T = average annual total return
                            P = a hypothetical initial investment of $1,000 n = number of years.
                            EVR = ending redeemable value: ERV is the value,
                                  at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

     In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage change or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their component parts of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contribution to total return.

ADDITIONAL INFORMATION

     The Ameristock Mutual Fund, Inc. is an open-end management investment company organized as a Maryland corporation on June 15, 1995. The Fund's Articles of Incorporation authorizes the Board of Directors to issue up to 100 million shares of common stock, par value $.005 per share. Each share of the Fund has equal voting, dividend, distribution and liquidation rights. In the event that the Ameristock Corporation ceases to be the investment advisor, the right of the Fund to use the identifying name "Ameristock" may be withdrawn.

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of sub-custodians and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Investment Adviser, its Officers and Directors, and the Fund's Directors may from time to time have transactions with various banks, including banks servings as custodians for assets advised by the Investment Adviser. There have been no transactions of this sort to date with the Custodian.

Mutual Shareholder Services, 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141 (the "Transfer Agent") provides transfer agent and shareholder services for the Fund. For such services, the Transfer Agent is entitled to receive a fee from the Fund based on the number of shareholder accounts, plus out-of-pocket expenses.

McCurdy & Associates CPAs Inc., 27955 Clemens Road, Westlake, Ohio 44114 (the "Auditors") serve as independent accountants to the Fund. The Auditors conduct the audit of the Fund's annual financial statements and prepare the Fund's tax returns. The Auditors have no part in the management or investment decisions of the Fund.

FINANCIAL STATEMENTS

     The financial statements in the June 30, 2001 Annual Report of the Fund are incorporated in this Statement of Additional Information by reference. The financial statements in the Annual Report have been audited by McCurdy & Associates CPA's, Inc., whose report thereon appears in the Annual Report, and have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

                                     PART C

                                OTHER INFORMATION

    Item 23. Exhibits.
             --------

             Exhibit            Description
             -------            -----------
                a               Declaration of Trust (1)
                b               By-Laws (1)
                c               None
                d               Management Agreement (3)
                d(1)            Amendment to Management Agreement
                e               Distribution Agreement (3)
                f               None
                g               Custody Agreement (3)
                h(1)            Transfer Agent Agreement (2)
                h(2)            Fund Accounting and Services Agreement (3)
                h(3)            Administration Agreement (3)
                i               Opinion and Consent (2)
                j               Consent of Independent Auditors
                k               None
                l               Investment Representation Letters (2)
                m               None
                p(1)            Amended Code of Ethics of Fund and Adviser
                p(2)            Code of Ethics of Distributor

(1)  Incorporated  by  reference  to   corresponding   exhibit  of  Registration
     Statement.

(2) Incorporated by reference to the corresponding exhibit of Pre-Effective Amendment No. 1 to Registration Statement filed October 2, 1996.

(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 7 to Registration Statement filed May 22, 2001.

      Item 24.    Persons Controlled by or Under Common Control with Registrant.
                  -------------------------------------------------------------

     The Fund and the Adviser may be deemed to be under common control of Nicholas D. Gerber, the Chairman of the Fund and President of the Adviser.

      Item 25.    Indemnification.
                  ---------------

     The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporation and Associations of Article of the General Corporation Law of the State of Maryland Maryland Law) controlling the indemnification of directors and officers.

     The general effect of these statutes is to protect directors, officers, employees and agents of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation, and for those brought on behalf of the corporation, in each case place conditions under which indemnification will be permitted, including requirements that the indemnified person acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The Articles of Incorporation of the Registrant make the indemnification of its directors, officers, employees and agents mandatory subject only to the conditions and limitations imposed by the applicable provisions of the Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 (the 1940 Act) as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

     In referring in its Articles of Incorporation to, and making indemnification of directors subject the conditions and limitations of, both the applicable provisions of the Maryland Law and Section 17(h) of the 1940 Act, the Registrant intends conditions and limitations on the extent of the indemnification of directors and officers imposed by the provisions of either the Maryland Law or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its Articles of Incorporation to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its Articles of
Incorporation to use reasonable and fair means in determining whether indemnification of a director or officer should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (indemnitee) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office (disabling conduct) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorney's fees or other expenses incurred by a director or officer in his or her defense only if (in addition to his or her undertaking to repay the advance if he or she is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his or her advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the 1933 Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

      Item 26.    Business and Other Connections of Investment Adviser

      None.

      Item 27.    Principal Underwriter.
                  ---------------------

                  (a) The sole principal underwriter for the Fund is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, First Funds Trust, Stonebridge Funds Trust, SPDR Trust, MidCap SPDR Trust, DIAMONDS Trust, Select Sector SPDR Trust, Nasdaq 100 Trust, Firsthand Funds, Holland Series Fund, Inc., State Street Institutional Investment Trust, and Financial Investors Variable Insurance Trust.

                  (b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for Registrant, are as follows:

         ------------------------------------------- ------------------------------ --------------------------------------

            Name and Principal Business Address*      Positions and Offices with         Positions and Offices with
                                                              Registrant                         Underwriter
         ------------------------------------------- ------------------------------ --------------------------------------
         ------------------------------------------- ------------------------------ --------------------------------------

         W. Robert Alexander                                     None               Chairman, Chief Executive Officer
                                                                                    and Secretary
         ------------------------------------------- ------------------------------ --------------------------------------
         ------------------------------------------- ------------------------------ --------------------------------------

         Thomas A. Carter                                        None               Chief Financial Officer, Director
         ------------------------------------------- ------------------------------ --------------------------------------
         ------------------------------------------- ------------------------------ --------------------------------------

         Edmund J. Burke                                         None               President and Director
         ------------------------------------------- ------------------------------ --------------------------------------
         ------------------------------------------- ------------------------------ --------------------------------------

         Russell C. Burk                                         None               General Counsel
         ------------------------------------------- ------------------------------ --------------------------------------
         ------------------------------------------- ------------------------------ --------------------------------------

         Jeremy O. May                                           None               Senior Vice President, Director
         ------------------------------------------- ------------------------------ --------------------------------------
         ------------------------------------------- ------------------------------ --------------------------------------

         Robert J. Szydlowski                                    None               Vice President
         ------------------------------------------- ------------------------------ --------------------------------------
         ------------------------------------------- ------------------------------ --------------------------------------

         Sean R. McLean                                          None               Vice President
         ------------------------------------------- ------------------------------ --------------------------------------
         ------------------------------------------- ------------------------------ --------------------------------------

         Rick A. Pederson                                        None               Director
         ------------------------------------------- ------------------------------ --------------------------------------
         ------------------------------------------- ------------------------------ --------------------------------------

         Chris Woessner                                          None               Director
         ------------------------------------------- ------------------------------ --------------------------------------

         * All addresses are 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202.

         (c)      Not Applicable.

      Item 28.    Location of Accounts and Records.
                  --------------------------------

             (a) Ameristock Corporation, 127 Devin Road, Moraga, California
                 94556 (records relating to its function as investment adviser for Registrant).

             (b) ALPS Mutual Funds  Services,  Inc., 370  Seventeenth  Street,
                 Suite 3100, Denver, Colorado 80202 (records relating to its functions as administrator and fund accounting and services agent for Registrant).

             (c) ALPS Distributors, Inc., 370 Seventeenth  Street,  Suite 3100,
                 Denver, Colorado 80202 (records relating to its functions as distributor for Registrant).

             (d) Mutual Shareholder Services, 8869 Brecksville Road,
                 Brecksville, Ohio 44141 (records relating to its function as transfer agent for Registrant).

             (e) Firstar Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45201
                 (records relating to its function as custodian for Registrant).

      Item 29.    Management Services.
                  --------------------

      Not Applicable.

      Item 30.    Undertakings.
                  ------------

      Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant had duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Moraga, State of California, on the 5th day of October, 2001. The Registrant represents that this Amendment is filed solely for one or more of the purposes set forth in Rule 485(b)(1) and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the Registrant's most recent post-effective amendment to its Registration Statement.


                                               THE AMERISTOCK MUTUAL FUND, INC.


                                               By: /s/  Nicholas D. Gerber
                                               ---------------------------------
                                                   Nicholas D. Gerber
                                                   Chairman

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                        Title                        Date


/s/  Nicholas D. Gerber          Chairman and Director        October 5, 2001
------------------------
Nicholas D. Gerber


/s/  Andrew Ngim                 Director                     October 5, 2001
------------------------
Andrew Ngim


/s/  Alev Efendioglu             Director                     October 5, 2001
------------------------
Alev Efendioglu


/s/  Stephen J. Marsh            Director                     October 5, 2001
------------------------
Stephen J. Marsh


/s/  Steven A. Wood              Director                     October 5, 2001
-------------------------
Steven A. Wood

                                  Exhibit d(1)

                        AMENDMENT TO MANAGEMENT AGREEMENT

         This Amendment to Management Agreement (the "Amendment") is made and entered into this 22nd day of September, 2001, by and between The Ameristock Mutual Fund, Inc. (the "Fund") and Ameristock Corporation (the "Investment Adviser").

                                    RECITALS

         A. The Fund and the Investment Adviser are parties to a Management Agreement (the "Agreement").

         B.       The parties now desire to amend the Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the following provisions, the parties agree as follows:

Section 1.  Amendments to Agreement.
            -----------------------

         The Agreement is hereby amended as follows:

         A. Each reference in the Agreement to "this Agreement", "hereunder" and "hereof", or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment. The Agreement, as amended by this Amendment, is, and shall continue to be, in full force and effect and hereby is ratified and confirmed in all respects.

         B. Section 3 of the Agreement is amended by deleting the second and fourth paragraphs of such section and by adding the following paragraph at the end of such section:

          The Investment Adviser shall pay all other operating expenses of the Fund with the exception of brokerage, taxes, interest, non-interested directors fees and extraordinary expenses (including, without limitation, litigation and indemnification costs and expenses). These items shall be paid by the Fund.

Section 2.  Counterparts.
            ------------

         This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any one of the parties to this Amendment may execute this Amendment by signing such counterpart.

         IN WITNESS WHEREOF, the parties have caused this Amendment to Management Agreement to be executed by their duly authorized officers as of the 22nd day of September, 2001.


                                       THE AMERISTOCK MUTUAL FUND, INC.


                                                By: /s/ Nicholas D. Gerber
                                                ---------------------------
                                                   Nicholas D. Gerber, President


                                       AMERISTOCK CORPORATION

                                                By: /s/ Nicholas D. Gerber
                                                ---------------------------
                                                   Nicholas D. Gerber, President

                                    Exhibit j


                 [LETTERHEAD OF MCCURDY & ASSOCIATES CPAS, INC.]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Financial Statements" in the Statement of Additional Information included in Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Ameristock Mutual Fund, Inc. and to the use of our report dated July 19, 2001, incorporated by reference therein.


/s/ McCurdy & Associates CPA's, Inc.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
October 1, 2001

                                  Exhibit p(1)

                             AMENDED CODE OF ETHICS

                          AMERISTOCK MUTUAL FUND, INC.
                      AMERISTOCK LARGE COMPANY GROWTH FUND
                          AMERISTOCK FOCUSED VALUE FUND
                             AMERISTOCK CORPORATION

1.       Definitions

         (a) "Access person" means any director, trustee, officer, general partner, or advisory person of the Fund or of the Adviser.

         (b)      "Adviser" means Ameristock Corporation.

         (c) "Advisory person" means (i) any employee of the Fund or of any company in a control relationship to the Fund, who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of covered securities by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Fund who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of covered securities by the Fund.

         (d) "Beneficial ownership" shall be interpreted in the same manner as it would be under Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 in determining whether a person is the beneficial owner of security for purposes of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

         (e)      "Control" shall have the same meaning as that set forth in
                  Section 2(a)(9) of the Investment Company Act.

         (f) "Covered security" means a security as defined in Section 2(a)(36) of the Investment Company Act, except that it does not include:

                  (1)      Direct obligations of the Government of the United
                           States;

                  (2) Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and

                  (3) Shares issued by open-end registered investment companies.

         (g) "Fund" means each of Ameristock Mutual Fund, Inc., Ameristock Large Company Growth Fund and Ameristock Focused Value Fund.

         (h) "Independent director" means a director or trustee of the Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act, and who would be required to make a report under Section 4 of this Code solely by reason of being a director or trustee of the Fund.

         (i) "Initial public offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

         (j) "Investment company personnel" means any employees, officers and directors of investment companies, investment advisers, and principal underwriters who are subject to the requirements of SEC Rule 17j-1.

         (k) "investment personnel" of a Fund means: (i) any employee of the Fund (or of any company in a control relationship to the Fund) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund; and
                  (ii) any natural person who controls the Fund and who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities by the Fund.

         (l) "Limited offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to
                  Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505, or Rule 506 under the Securities Act of 1933.

         (m) "Portfolio manager" means the person (or one of the persons) primarily responsible for the day-to-day management of the Fund's portfolio.

         (n) "Purchase or sale of a covered security" includes, among other things, the writing of an option to purchase or sell a covered security.

2.       Statement of General Fiduciary Principles

     The following general fiduciary principles shall govern personal investment activities and the interpretation and administration of this Code:

     o     The interests of Fund shareholders must be placed first at all times;

     o All personal securities transactions must be conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and

     o Investment company personnel should not take inappropriate advantage of their positions.

     This Code does not attempt to identify all possible conflicts of interest, and literal compliance with each of its specific provisions will not shield investment company personnel from liability for personal trading or other conduct that violates a fiduciary duty to Fund shareholders.

3.       Substantive Restrictions on Personnel Investing Activities

         (a)      Blackout Periods

                  (1) No access person shall execute a securities transaction on a day during which, to his knowledge, any Fund has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn.

                  (2) No portfolio manager of the Fund shall buy or sell a security within at least seven calendar days before and after the Fund trades in that security.

         (b)      Initial Public Offerings and Limited Offerings

                  Investment personnel of the Fund must obtain approval from the Fund before directly or indirectly acquiring beneficial ownership in any securities in an initial public offering or in a limited offering.

4.       Reporting

         (a)      Initial Holdings Reports

                  (1) Except as otherwise provided below, every access person shall report to the Fund, no later than 10 days after the person becomes an access person, the following information:

                           (A) The title, number of shares (for equity securities) and principal amount (for debt securities) of each covered security in which the access person had any direct or indirect beneficial ownership when the person became an access person;

                           (B) The name of any broker, dealer or bank with whom the access person maintained an account in which any securities were held for the direct or indirect benefit of the access person as of the date the person became an access person; and

                           (C) The date that the report is submitted by the access person.

                  (2) An independent director/trustee of the Fund need not make an initial holdings report.

         (b)      Quarterly Transaction Reports.
                  -----------------------------

                  (1) Except as otherwise provided below, every access person shall report to the Fund, no later than 10 days after the end of each calendar quarter, the following information:

                           (A) With respect to transactions in any covered security in which such access person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the covered security:

                                    (i)     The date of the transaction, the
                                            title, the interest rate and
                                            maturity date (if applicable) and
                                            the number of shares (for equity
                                            securities) and the principal amount
                                            (for debt securities) of each
                                            covered security involved;

                                    (ii)    The nature of the  transaction
                                            (i.e.,  purchase,  sale or any other
                                            type of acquisition or disposition);

                                    (iii)   The price of the covered security at
                                            which the transaction was effected;

                                    (iv)    The  name of the  broker,  dealer or
                                            bank  with  or  through  which  the
                                            transaction  was  effected; and

                                    (v)     The date that the report is
                                            submitted by the access person.

                           (B) With respect to any account established by the access person in which any securities were held during the quarter for the direct or indirect benefit of the access person:

                                    (i)     The name of the broker, dealer or
                                            bank  with  whom the  access  person
                                            established  the  account;

                                    (ii)    The date the account was established
                                            ; and

                                    (iii)   The date that the report is
                                            submitted by the access person.

                  (2) An independent director/trustee of the Fund need only report a transaction in a covered security in a quarterly transaction report if such director/trustee, at the time of that transaction, knew or, in the ordinary course of fulfilling his or her official duties as a director/trustee of the Fund, should have known that, during the 15-day period immediately before or after the date of the transaction by the director/trustee, such covered security was purchased or sold by the Fund or was being considered by the Fund or its investment adviser for purchase or sale by the Fund.

                  (3) An access person need not make a quarterly transaction report under this section if the report would duplicate information contained in broker trade confirmations or account statements received by the Fund with respect to the access person during the applicable time period, provided that all of the information required by Section 4(b)(1) is contained in the broker trade confirmations or account statements, or in the records of the Fund.

         (c)      Annual Holdings Reports

                  (1) Except as otherwise provided below, not later than July 31 of each year, every access person shall report to the Fund annually the following information (which must be current as of June 30 of such year).

                           (A) The title, number of shares (for equity securities) and principal amount (for debt securities) of each covered security in which the access person had any direct or indirect beneficial ownership;

                           (B) The name of any broker, dealer or bank with whom the access person maintains an account in which any securities are held for the direct or indirect benefit of the access person; and

                           (C) The date that the report is submitted by the access person.

                  (2) An independent director/trustee of the Fund need not make an annual holdings report.

         (d)      Exception

                  A person need not make a report under this section with respect to transactions effected for, and covered securities held in, any account over which the person has no direct or indirect influence or control.

         (e)      Disclaimer

                  Any report under this section may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.

(5)      Administration of the Code of Ethics

         (a)      General Rule

                  The Fund and the Adviser must use reasonable diligence and institute procedures reasonably necessary to prevent violations of the Code.

         (b)      Written Report to Board of Directors/Trustees

                  No less frequently than annually, the Fund and the Adviser each must furnish to its board of directors/trustees, and the board must consider, a written report that:

                  (1) Describes any issues arising under the Code or procedures since the last report to the board, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations; and

                  (2) Certifies that the Fund/Adviser has adopted procedures reasonably necessary to prevent access persons from violating the Code.

         (c)      Sanctions

                  Upon discovering a violation of this Code, the board of directors/trustees of the Fund or the Adviser, as the case may be, may impose such sanctions as it deems appropriate, including, among other things, disgorgement of profits, a letter of censure or suspension or termination of the employment of the violator.

                                  Exhibit p(2)

                             ALPS DISTRIBUTORS, INC.
                                 (the "Company")

                                 CODE OF ETHICS

I.       Purpose of the Code of Ethics

     This code is based on the principle that, you as an access person of the Company, will conduct your personal investment activities in accordance with:

        o the duty at all times to place the interests of each Investment Company's shareholders first;

        o the requirement that all personal securities transactions be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and

        o the fundamental standard that Company personnel should not take inappropriate advantage of their positions.

     In view of the foregoing, the Company has adopted this Code of Ethics (the "Code") to specify a code of conduct for certain types of personal securities transactions which may involve conflicts of interest or an appearance of impropriety and to establish reporting requirements and enforcement procedures.

II.      Legal Requirement

         Pursuant to Rule 17j-1(b) of the Investment Company Act of 1940 (the "Act"), it is unlawful for the Company, or any Affiliated Person to:

        o     employ any device, scheme or artifice to defraud the Investment
              Company;

        o make any untrue statement of a material fact or fail to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading to the Investment Company;

        o engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Investment Company; or

        o engage in any manipulative practice with respect to any investment portfolios in the Trust of the Investment Company, in connection with the purchase or sale (directly or indirectly) the Company, or Affiliated Person, of a security "held or to be acquired" by an Investment Company.

III. Definitions - All definitions shall have the same meaning as explained in Section 2(a) of the Act and are summarized below.

Access Person means any director, officer, general partner or Advisory Person of a fund or of a fund's investment adviser, or any employee of a fund or of a fund's investment adviser who, in connection with his or her regular functions or duties, participates in the selection of a fund's portfolio securities or who has access to information regarding a fund's future purchases or sales of portfolio securities. Those persons deemed Access Persons will be notified of this designation.

Beneficial ownership shall have the same meaning as that set forth in Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

Control shall have the same meaning as that set forth in Section 2(a)(9) of the Act.

Covered Security - shall have the meaning set forth in Section 2(a)(36) of the Act except that it does not include an exempt security.

Exempt Security - shall include securities issued by the United States Government, short-term debt securities which are "government securities" within the meaning of Section 2(a)(16) of the Act, bankers' acceptances, bank certificates of deposit or commercial paper, shares of registered open-end investment companies, and high quality short-term debt instruments, including repurchase agreements.

Investment Company - A company registered as such under the Investment Company Act of 1940 and for which the Underwriter is the principal underwriter.

Investment Personnel - (a) employees of the Investment Company, its investment adviser, and/or the Underwriter who participate in making investment recommendations to the Investment Company; and (b) persons in a control relationship with the Investment Company or adviser who obtain information about investment recommendations made to the Investment Company.

Security being considered for purchase or sale - when a recommendation to purchase or sell a security has been made or communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

Security held or to be acquired means: (1) any Covered Security which, within the most recent 15 days: (a) is or has been held by the Investment Company; or
(b) is being or has been considered by the Investment Company or its investment advisor for purchase by the Investment Company; and (2) any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security that is held or to be acquired by the Investment Company.

Underwriter - means ALPS Mutual Funds Services, Inc.

IV.      Policies of the Company Regarding Personal Securities Transactions

         General

     No Access Person of the Company shall engage in any act, practice or course of business that would violate the provisions of Rule 17j-1 as set forth above, or in connection with any personal investment activity, engage in conduct inconsistent with this Code.

         Specific Policies

     No Access Person shall purchase or sell, directly or indirectly, any security in which he/she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which he/she knows or should have known at the time of such purchase or sale:

        o    is being considered for purchase or sale by an Investment Company;
             or

        o    is being purchased or sold by an Investment Company.

         Pre-approval of Investments in IPOs and Limited Offerings

     Investment Personnel must obtain approval from the Investment Company or the Investment Company's investment adviser before directly or indirectly acquiring beneficial ownership in any securities in an initial public offering or in a private placement or other limited offering.

V.       Reporting Procedures

     The Compliance Officer of the Company shall notify each person (annually in January of each year), considered to be an Access Person of the Company that he/she is subject to the reporting requirements detailed in Sections (a), (b) and (c) below and shall deliver a copy of this Code to such Access Person.

     In order to provide the Company with information to enable it to determine with reasonable assurance whether the provisions of this Code are being observed, every Access Person of the Company must report to the Company the following:

         a) Initial Holdings Reports. Every Access Person must report on the Holdings Report, attached hereto, no later than 10 days after becoming an Access Person, the following information:

        o The title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

        o The name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

        o     The date that the report is submitted by the Access Person.

         b) Quarterly Transaction Reports. Every Access Person must report on the Holdings Report, attached hereto, no later than 10 days after the end of a calendar quarter, the following information with respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect beneficial ownership:

        o The date of the transaction, the title, the interest rate and maturity date (if applicable),the number of shares, and the principal amount of each Covered Security involved;

        o The nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

        o The price of the Covered Security at which the transaction was effected;

        o The name of the broker, dealer or bank with or through whom the transaction was effected; and

        o     The date that the report is submitted by the Access Person.

     With respect to any account established by the Access Person in which any securities were held during the quarter for the direct or indirect benefit of the Access Person, each Access Person must report to the Compliance Officer of the Company, no later than 10 days after the end of a calendar quarter the following information:

        o The name of the broker, dealer or bank with whom the Access Person established the account;

        o     The date the account was established; and

        o     The date that the report is submitted by the Access Person.

         c) Annual Holdings Reports. Every Access Person must report on the Holdings Report, attached hereto, annually, the following information (which information must be current as of a date no more than 30 days before the report is submitted):

        o The title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership;

        o The name of any broker, dealer or bank with whom the Access Person maintains an account in which any securities are held for the direct or indirect benefit of the Access Person; and

        o     The date that the report is submitted by the Access Person.

VI.      Review of Reports

         The Compliance Officer of the Company shall be responsible for reviewing the reports received, maintaining a record of the names of the persons responsible for reviewing these reports, and as appropriate, comparing the reports with this Code, and reporting to the Company's senior management:

        o any transaction that appears to evidence a possible violation of this Code; and

        o     apparent violations of the reporting requirements stated herein.

         Senior management shall review the reports made to them hereunder and shall determine whether the policies established in Sections IV and V of this Code have been violated, and what sanctions, if any, should be imposed on the violator. Sanctions include but are not limited to a letter of censure, suspension or termination of the employment of the violator or termination of the violator's license with the Underwriter, or the unwinding of the transaction and the disgorgement of any profits.

         Senior management and the board of directors of the Company shall review the operation of this Code at least annually. All material violations of this Code and any sanctions imposed with respect thereto shall periodically be reported to the board of trustees of the Investment Company with respect to the securities being considered for purchase or sale by, or held or to be acquired by, that Investment Company.

VII.     Certification

         Each Access Person will be required to certify annually that he/she has read and understood the provisions of this Code and will abide by it. Each Access Person will further certify that he/she has disclosed or reported all personal securities transactions required to be reported under the Code. A form of such certification is attached hereto.

         Before the Board of Trustees of an Investment Company may approve the code of ethics, the Company must certify to the Board that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics. Such certification shall be submitted to the Board of Trustees at least annually.

Sources:

   Section 17j-1 (as amended) of the Investment Company Act of 1940 (the "Act");

   Section 16 (as amended) of the Securities Exchange Act of 1934 (the "Exchange Act");

   The "Report of the Advisory Group on Personal Investing" issued by the Investment Company Institute on May 9, 1994; and,

   The Securities and Exchange Commission's September 1994 Report on "Personal Investment Activities of Investment Company Personnel."









dated:      May, 1994
revised:    March 1, 2000